UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               __________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               __________________

      Date of Report (Date of earliest event reported): March 13th , 2011

                             RAMOIL MANAGEMENT LTD.
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)

WYOMING                            033-12507-NY              13-3437732
-------                            ------------              ----------
(State or other jurisdiction       (Commission              (IRS Employer
of incorporation)                   File Number)             Identification No.)


            6475 PACIFIC COAST HWY., SUITE 365, LONG BEACH, CA 90803
            --------------------------------------------------------
                    (Address of principal executive offices)

              Registrant's telephone number, including area code:
                                  323-952-3754

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ X ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                            RAMOIL MANAGEMENT, LTD.


ITEM 1.01           ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 13 th , 2011 (the "Closing Date"), Ramoil Management, Ltd., acquired 3D Vision, Inc. which will be held as a wholly owned subsidiary, operating with full autonomy. 3D Vision will remain a wholly owned subsidiary through an initial bridge financing phase and until 3D Vision can begin to execute and realize its business plan and future revenues. Upon successful launch of the new 3D Vision camera into the market, 3D Vision will be rolled out or demerged as their own Public Company and Ramoil Management will retain 25% of the new Public Company 3D Vision. With this completed, all Ramoil Management shareholders will receive dividend shares in the new public entity 3D Vision, Inc.


ITEM 2.01           COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On  the  Closing  Date, pursuant to the terms of the Memorandum of Understanding
(MOU), Ramoil Management, Inc., acquired 100% of 3D Vision, Inc. on a temporary basis with the understanding that a full demerging and/or roll-out will occur at which point Ramoil Management, Inc. will then retain 25% of the new public company 3D Vision, Inc. and the original shareholders of 3D Vision, Inc. will retain the other 75%.


ITEM5.02            DEPARTURE  OF  DIRECTORS  OR  PRINCIPAL  OFFICERS;  ELECTION
OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

In accordance with the changes taking place with Ramoil Management, Inc., Mr. David Reiter was appointed to the Board of Directors in November of 2010. Mr. Reiter's responsibilities will be focused on maintaining Investor Relations as well as bringing his knowledge of niche technologies, like the film and photography industry, with him.



ITEM 9.01 EXHIBITS.

(d)      Exhibits.

Exhibit No.                  Description

10.1 Stock Purchase Agreement by and between Reid Stone and Jacob Graber.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


By: Michael J. Goeree

/s/  Michael J. Goeree
Chief Executive Officer
Dated: March 30, 2011

Exhibit 10.1

                       MEMORANDUM OF UNDERSTANDING (MOU)

March 13th, 2011

3D Vision, Inc.
Attn: Andrew Park
1240 Quarry Street
Corona, CA 92879
USA

RE: TEMPORARY MERGER OPPORTUNITY WITH PUBLIC ROLL OUT

      THIS MEMORANDUM OF UNDERSTANDING ("MOU") made March 13th, 2011, by and between Ramoil Management, Ltd. ("RAMO") a Wyoming Corporation, with the DBA and soon to be renamed Enviro Tech Capital, Ltd., whose address is 6475 Pacific Coast Hwy., Ste. 365, Long Beach, CA 90803 and 3D Vision, Inc. ("3DV"), a California Corporation whose address presently is 1240 Quarry Street, Corona, CA, 92879, but will be changing within two (2) weeks to an Anaheim, CA address. Hereafter, RAMO and 3DV sometimes referred to herein individually as a "Party" and collectively as the "Parties".

WITNESSETH:

      WHEREAS, RAMO has agreed to merge 3DV in as a wholly owned, autonomous subsidiary for the sole purpose of creating short term bridge financing utilizing RAMO.PK stock while executing a 3DV Alternative Public Offering ("APO") and,

      WHEREAS, 3DV has agreed to do said merger and subsequent Alternative Public Offering (APO) roll out at a later date and,

      WHEREAS, Michael J. Goeree, owner of 51% or more shares and voting rights of RAMO and also in his capacity and full fiduciary responsibility to RAMO's shareholders agrees that the merger and APO with 3DV is in the best interest of both RAMO and its shareholders and,

      WHEREAS,  Andrew  Park,  as  Chairman  and  CEO  of  3DV has full Board of
Directors and Shareholders authority, of 51% or greater, has a ratified resolution to execute said merger and APO with RAMO and,

      WHEREAS, RAMO agrees to allow 3DV to continue to operate with 100% autonomy as it is operating today, while it utilizes the two million shares of RAMO.PK to realize a short term capital injection or bridge financing for 3DV and,

      WHEREAS,   RAMO,  as  quickly  as  possible  will  acquire  a  new  Public
Company/Vehicle that 3DV can then merge out into and will continue support of 3DV to utilize its new public company to achieve its larger financing goals.

      RECITALS

          A. RAMO confirms its willingness to merge in 3DV to execute both bridge financing and APO.
          B. 3DV affirms its desire to execute a merger with RAMO with subsequent APO.
          C. Andrew Park, personally and in his capacity as Chairman and CEO of 3DV, affirms his/their desire to execute a merger with RAMO and subsequent APO.
          D. 3DV and RAMO both affirm that they have Fifty-One Percent (51%) or more shareholders' consent to execute the merger and subsequent APO.


NOW, THEREFORE, in consideration of their mutual promises and agreements, the Parties have agreed:

          1. RAMO CONTRIBUTION
Subject only to applicable SEC and FINRA approvals, RAMO will deliver 3DV Two Million (2,000,000) shares of RAMO.PK to be utilized to raise short term bridge financing for 3DV. Further, RAMO will acquire another public company vehicle for 3DV to merge back out into as its own so 3DV may realize its larger financing needs. RAMO's will continue to support and partner with 3DV to aid in its financing efforts going forward.

          2. COMPENSATION
Upon completion of the APO / Roll Out of 3DV, RAMO will retain Twenty Percent (20%) of both the Common and Preferred Shared Issued and Outstanding in 3DV, the new Public Company. Upon completion of the first (1st) round of financing within the new 3DV Public Company, RAMO will move to a Twenty-Five Percent (25%) ownership position of both the Common and Preferred Shared of the new 3DV Public company. Said 5% increase in position will be seen as a deal completion bonus.

          3. SHARE STRUCTURE OF NEW 3DV PUBLIC COMPANY
The shares of the newly organized 3DV Public Company will contain both Common Shares, which are traded in the market and hold voting rights, along with Preferred Shares which will carry both a "Super Voting Right" and "Dividend" element to them. The "super Voting Rights" and "Dividend Amounts" will be determined at a later date but within market norms.

          4. RELATIONSHIP OF PARTIES.
The relationship of the parties nothing herein is intended to create or give rise to a general or limited agency or partnership between the Parties. EACH PARTY SHALL CONTINUE ITS SEPARATE BUSINESS FOR ITS SOLE AND EXCLUSIVE BENEFIT.

          5. DEFINITIVE AGREEMENT - TERMINATION.
The Parties shall negotiate a permanent and full contract or agreement at a later date. If so, at that time this MOU agreement shall immediately terminate and the full contract shall govern.

          6. FORCE MAJEURE.
ICC Publication #421 - Force Majeure is herby incorporated as an integral part of this agreement.

          7. APPLICABLE LAW.
This Agreement shall be governed and interpreted by the laws of the State of California.

IN WITNESS WHEREOF, each Party has caused this MOU to be executed by its duly authorized officer on the date first herein above written.

RAMOIL MANAGEMENT, LTD.                                     3D VISION, INC.
(dba and soon to become:  Enviro|Tech Capital, Ltd.)




/s/ Michael J. Goeree                                    /s/ Andrew Park
-------------------------------                          -----------------------
By:      Michael J. Goeree                               By:      Andrew Park
Its:     Chairman & CEO                                  Its:     Chairman & CEO